Exhibit 99.1

IREN Delivers Horizon 1 to Microsoft and Achieves NVIDIA Exemplar Cloud Status on GB300 NVL72

NEW YORK, August 13, 2026 (GLOBE NEWSWIRE) – IREN Limited (NASDAQ: IREN) (“IREN”) today announced that Horizon 1 has been delivered to and accepted by Microsoft, and that IREN has achieved NVIDIA Exemplar Cloud status on NVIDIA GB300 NVL72.

Horizon 1 is the first of four 50MW (IT load) direct-to-chip liquid cooled AI Cloud deployments scheduled for delivery to Microsoft at IREN’s Childress, Texas campus in 2026 under a five-year, $9.7bn cloud services contract announced in November 2025.

The rapid delivery of Horizon 1 to Microsoft reflects the agility of IREN’s vertically integrated model, which provides end-to-end control across design, engineering and construction of the data centers supporting its GPU deployments.

IREN’s Exemplar Cloud status was achieved following NVIDIA’s testing of its NVIDIA GB300 NVL72 deployment at Horizon 1. The designation demonstrates IREN’s ability to support demanding AI workloads with performance, reliability and scale.

IREN continues to target a broader expansion to 480MW (gross) AI Cloud capacity in 2026 and 1.2GW (gross) AI Cloud capacity in 2027.

Daniel Roberts, Co-Founder and Co-CEO of IREN, said:

“Delivering Horizon 1 demonstrates the strength of our vertically integrated model and our ability to execute complex AI infrastructure projects at speed and scale.

I want to congratulate and thank the more than 3,000 people across our site team whose expertise, commitment and execution made this milestone possible.

We look forward to building on this momentum with Microsoft as we work to deliver Horizons 2-4 later this year.”

About IREN

IREN is a vertically integrated AI Cloud platform, delivering data centers, compute and software for AI training and inference. IREN’s platform is underpinned by its expansive portfolio of land and grid-connected power in renewable-rich regions across North America, Europe and APAC.

Contacts

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Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or IREN’s future financial or operating performance. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies, revenue targets, expectations regarding GPU deployment, expansion and build out of data center capacity, and trends we expect to affect our business. These statements often include words such as “anticipate,” “believe,” “may,” “can,” “should,” “could,” “might,” “plan,” “possible,” “project,” “strive,” “budget,” “forecast,” “expect,” “intend,” “target”, “will,” “estimate,” “predict,” “potential,” “continue,” “scheduled”. Forward-looking statements may also be made, verbally or in writing, by members of our Board or management team in connection with this news release.

These forward-looking statements are based on management’s current expectations and beliefs. These statements are neither promises nor guarantees, but involve and are subject to known and unknown risks, uncertainties and other important factors that may cause IREN’s actual results, performance or achievements to differ materially from any future results performance or achievements expressed or implied by the forward-looking statements, including IREN’s ability to successfully execute on its growth strategies and operating plans, achieve its targeted annualized AI Cloud revenue, continue to develop its existing data center sites, design and deploy direct-to-chip liquid cooling systems, and diversify and expand into the market for high performance computing solutions (including the market for cloud services and potential colocation services), along with other important factors discussed under the caption “Risk Factors” in IREN’s Annual Report on Form 10-K, filed with Securities and Exchange Commission (the “SEC”) on August 28, 2025 and our other filings with the SEC. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement included in this press release speaks only as of the date of such statement. Except as required by law, IREN disclaims any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.